Subsequent Events	12 Months Ended
Dec. 31, 2023
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events
29.
Subsequent events

On 16 January 2024, the 6th GDR repurchase program, which was approved in October 2023 in the amount of up to $100 million, was terminated. A total of 303,286 GDRs for KZT 13,233 million were repurchased.

On 23 January 2024, the Company completed its IPO on the Nasdaq Global Select Market, placing its American depositary shares (ADSs). The Company has renamed its Regulation S GDRs as ADSs.

On 09 February 2024, the Group fully repaid its outstanding debt under the third issue of third bond program at the maturity in the amount of KZT 46,491 million at par value.

On 23 February 2024, the Board of Directors of the Company proposed a dividend of KZT 850 per share, subject to shareholder approval.